EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Global Ship Lease, Inc. (the “Company”) on Form 20-F/A for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Form 20-F/A”), I Ian J. Webber, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 20-F/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 16, 2010

By:	/s/ Ian J. Webber
Ian J. Webber
Chief Executive Officer
(Principal Executive Officer)